Exhibit 10.4
WAIVER AND AMENDMENT NUMBER TWO
TO
AMENDED AND RESTATED SALE AND SERVICING AGREEMENT,
          THIS WAIVER AND AMENDMENT NUMBER TWO TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT (the “Waiver and Amendment”) is entered into as of July 19, 2007 by and among OPTION ONE OWNER TRUST 2003-5 (the “Issuer”), OPTION ONE MORTGAGE CORPORATION (“OOMC”) and OPTION ONE MORTGAGE CAPITAL CORPORATION (“OOMCC,” and together with OOMC, the “Loan Originator”) and as servicer (in such capacity, the “Servicer”), OPTION ONE LOAN WAREHOUSE LLC (as successor-in-interest to Option One Loan Warehouse Corporation, the “Depositor,” and together with the Loan Originator and Depositor, the “OO Entities”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as indenture trustee (the “Indenture Trustee”) and the MAJORITY NOTEHOLDERS party hereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement referred to below.
PRELIMINARY STATEMENTS
          A. The Issuer, OOMC, OOMCC, the Depositor and the Indenture Trustee are parties to that certain Amended and Restated Sale and Servicing Agreement dated as of November 12, 2004, as heretofore amended (as so amended, and as it may be restated, supplemented or otherwise modified from time to time, the “Sale and Servicing Agreement”) and the Basic Documents as defined therein.
          B. Pursuant to Section 7.02(e) of the Sale and Servicing Agreement, entitled “Financial Covenants,” OOMC is required to maintain a minimum “Net Income” (defined and determined in accordance with GAAP) of at least $1 based on the total of the current quarter combined with the previous three quarters (the “Minimum Income Covenant”). Pursuant to the Basic Documents, OOMC periodically represents and warrants its compliance with the Minimum Income Covenant. In addition, under the Basic Documents, a failure by OOMC to satisfy the Minimum Income Covenant, if not waived, could be or become a Default, Event of Default or Servicing Event of Default, as those terms are used in the Basic Documents, or could result in a termination of the Revolving Period.
          C. OOMC now believes that the Minimum Income Covenant will not be satisfied as of the quarter ending July 31, 2007. The Issuer has requested that the Majority Noteholders waive the Minimum Income Covenant, for the quarter ending July 31, 2007, and, subject to the terms hereof, the Majority Noteholders have agreed to waive the Minimum Income Covenant for the quarter ending July 31, 2007 on and subject to the terms and conditions hereinafter set forth.
          D. The parties have also agreed to amend the Sale and Servicing Agreement to end the Revolving Period not later than October 2, 2007.

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          1. Accuracy of Preliminary Statements. The OO Entities agree and represent that the foregoing Preliminary Statements are true and correct in all respects.
          2. Temporary Waiver of the Minimum Income Covenant. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Majority Noteholders hereby agree to waive the Minimum Income Covenant for the quarter ending July 31, 2007.
          3. Conditions Precedent. This Waiver shall become effective and be deemed effective as of the date first above written upon (i) receipt by OOMC of an executed counterpart of this Waiver from each of the Issuer, the Depositor, the Majority Noteholders and the Indenture Trustee and (ii) execution by each of the OO Entities’ warehouse lenders of a waiver of such lender’s right to declare a default or event of default based on the failure of any of the OO Entities to satisfy the Minimum Income Covenant. Each such waiver executed under (ii) above shall be substantially similar to the terms hereof.
          4. Condition to Continuing Effectiveness. This Waiver shall continue to be effective until July 31, 2007 only so long as no breach of any representation and warranty, covenant or Event of Default (other than the Minimum Income Covenant for any quarter ending, on or before July 31, 2007) has occurred; and provided that the Majority Noteholders shall have the right to require that the Minimum Income Covenant be measured immediately upon the earlier to occur of any of the following: (i) any of the OO Entities’ current warehouse lenders cease to provide financing to the related OO Entities or reduce the amount of any financing provided under any existing warehouse line from the amount provided under any such warehouse line as of the date hereof, (ii) OOMC is not purchased by Cerberus Capital Management, L.P. (“Cerberus”) prior to September 30, 2007, (iii) Cerberus withdraws its offer to purchase OOMC at any time, or (iv) October 2, 2007. This Waiver shall no longer be effective upon the occurrence of any of (i) through (iv) above if the Minimum Income Covenant is not met as of the date of such occurrence.
          5. Covenants, Representations and Warranties of the Issuer, OOMC, OOMCC and the Depositor.
          (a) As consideration for this Waiver, each of the Issuer, OOMC (in its capacities as Servicer and Loan Originator), OOMCC and the Depositor hereby reaffirms all covenants, representations and warranties made by the Issuer, OOMC, OOMCC and the Depositor, as applicable, in the Sale and Servicing Agreement, except with respect to Minimum Income Covenant for any quarter ending on or before July 31, 2007, which is modified hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Waiver.
          (b) Each of the Issuer, OOMC, OOMCC and the Depositor hereby represents and warrants that this Waiver constitutes the legal, valid and binding obligation of the Issuer,

OOMC, OOMCC and the Depositor, as applicable, enforceable against the Issuer, OOMC, OOMCC and the Depositor, as applicable, in accordance with its terms. The execution, delivery and performance by the Issuer, OOMC, OOMCC and the Depositor of this Waiver: (i) are within the Issuer’s, OOMC’s, OOMCC’s and the Depositor’s power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the Issuer’s, OOMC’s, OOMCC’s or the Depositor’s certificate of incorporation, bylaws or other organizational documents; (iv) will not violate any law applicable to the Issuer, OOMC, OOMCC or the Depositor, as applicable; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Issuer, OOMC, OOMCC or the Depositor is a party or by which the Issuer, OOMC, OOMCC or the Depositor or any of their respective property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of the Issuer, OOMC, OOMCC or the Depositor, as applicable; and (vii) do not require the consent or approval of any governmental authority or any other Person, except those which were duly obtained, made or complied with prior to the date of this Waiver.
          6. Amendment. The definition of “Revolving Period” in Section 1.01 of the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:
     Revolving Period: With respect to the Notes, the period ending on the earlier of (i) October 2, 2007 and (ii) the date on which the Revolving Period is terminated pursuant to Section 2.07.
          7. Reference to and Effect on the Sale and Servicing Agreement.
          (a) Upon the effectiveness of this Waiver and Amendment, each reference in the Sale and Servicing Agreement and in each of the other Basic Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Sale and Servicing Agreement as modified hereby, and each reference to the Sale and Servicing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Sale and Servicing Agreement shall mean and be a reference to the Sale and Servicing Agreement as modified hereby.
          (b) Except as specifically modified hereby, the Sale and Servicing Agreement, each of the other Basic Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          (c) Except as expressly provided in Section 2 hereof, the execution, delivery and effectiveness of this Waiver and Amendment shall not operate as a waiver of any right, power or remedy of the Majority Noteholders under the Sale and Servicing Agreement or any of the other Basic Documents, nor constitute a waiver of, amendment of, consent to or other modification of any other term, provision, Event of Default, or of any term or provision of any other Basic Document, or of any transaction or further or future action of the Issuer which would require the consent of the Majority Noteholders under the Sale and Servicing Agreement. Without limiting the generality of the foregoing, the execution, delivery and effectiveness of this

Waiver shall not entitle the Issuer to a waiver of any existing or hereafter arising Event of Default (other than the Minimum Income Covenant for any quarter ending on or before July 31, 2007), nor shall the Majority Noteholders’ execution and delivery of this Waiver establish a course of dealing between the Majority Noteholders and the Issuer or in any other way obligate the Majority Noteholders to hereafter provide any waiver or extension to the Issuer for the payment or performance by the Issuer of its obligations under the Sale and Servicing Agreement and the Basic Documents prior to the enforcement by the Majority Noteholders of any of their respective rights and remedies under the Sale and Servicing Agreement and the other Basic Documents.
          8. Limited Effect. Except as expressly amended and modified by this Amendment, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Waiver and Amendment need not be made in the Sale and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Sale and Servicing Agreement, any reference in any of such items to the Sale and Servicing Agreement being sufficient to refer to the Sale and Servicing Agreement as amended hereby.
          9. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.
          10. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
          11. Execution in Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
          12. Headings. Section headings in this Waiver and Amendment are included herein for convenience or reference only and shall not constitute a part of this Waiver and Amendment for any other purpose.
          13. Liability. It is expressly understood and agreed by the parties that (a) this Waiver is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding the Issuer with respect thereto, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or impliedly contained herein, and the right to claim any and all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer hereunder or under any other related documents.
          14. Direction of Majority Noteholders. By their signature(s) below, the Majority Noteholders hereby authorize and direct the Indenture Trustee to sign this Waiver and Amendment. The Issuer and Majority Noteholders further direct the Indenture Trustee to waive receipt of an Opinion of Counsel as required by Section 11.02 of the Sale and Servicing Agreement.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

OPTION ONE OWNER TRUST 2003-5, as Issuer		OPTION ONE LOAN WAREHOUSE LLC

By:	Wilmington Trust Company, not in its	(as successor-in-interest to Option One Loan
	individual capacity, but solely as	Warehouse Corporation), as Depositor
Owner Trustee

By:		By:	/s/ William L. O’Neill

Name:		Name:	William L. O’Neill

Title:		Title:	Treasurer

OPTION ONE MORTGAGE		WELLS FARGO BANK, NATIONAL
CORPORATION, as Loan Originator and as		ASSOCIATION, as Indenture Trustee
Servicer
By:	/s/ William L. O’Neill	By:

Name:	William L. O’Neill	Name:

Title:	Senior Vice President	Title:

:OPTION ONE MORTGAGE CAPITAL		THE MAJORITY NOTEHOLDERS:
CORPORATION, as Loan Originator		CITIGROUP GLOBAL MARKETS REALTY
CORP.

By:	/s/ William L. O’Neill	By:

Name:	William L. O’Neill	Name:

Title:	Vice President	Title:

Signature Page to Amendment Seven to the Second Amended and Restated Sale and Servicing Agreement

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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

OPTION ONE OWNER TRUST 2003-5, as Issuer			OPTION ONE LOAN WAREHOUSE LLC

(as successor-in-interest to Option One Loan
Warehouse Corporation), as Depositor

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee	,

By:			By:

Name:			Name:

Title:			Title:

OPTION ONE MORTGAGE			WELLS FARGO BANK, NATIONAL
CORPORATION, as Loan Originator and as			ASSOCIATION, as Indenture Trustee
Servicer

By:			By:

Name:
Name:

Title:			Title:

; OPTION ONE MORTGAGE CAPITAL			THE MAJORITY NOTEHOLDERS: CITIGROUP
CORPORATION, as Loan Originator			GLOBAL MARKETS REALTY CORP.

By:			By:	/s/ Randy Appleyard

Name:			Name:	Randy Appleyard

Title:			Title:	Authorized Agent

Signature Page to Amendment Seven to the Second Amended and Restated Sale and Servicing Agreement

1

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

OPTION ONE OWNER TRUST 2003-5, as		OPTION ONE LOAN WAREHOUSE LLC
Issuer

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee	(as successor-in-interest to Option One Loan Warehouse Corporation), as Depositor

By:	/s/ Ian P. Monigle	By:

Name:	Ian P. Monigle	Name:

Title:	Financial Services Officer	Title:

OPTION ONE MORTGAGE		WELLS FARGO BANK, NATIONAL
CORPORATION, as Loan Originator and as		ASSOCIATION, as Indenture Trustee
Servicer

By:		By:

Name:		Name:

Title:		Title:

: OPTION ONE MORTGAGE CAPITAL		THE MAJORITY NOTEHOLDERS:
CORPORATION, as Loan Originator		CITIGROUP GLOBAL MARKETS REALTY
CORP.

By:		By:

Name:		Name:

Title:		Title:

Signature Page to Amendment Seven to the Second Amended and Restated Sale and Servicing Agreement

1

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

OPTION ONE OWNER TRUST 2003-5, as Issuer		OPTION ONE LOAN WAREHOUSE LLC

(as successor-in-interest to Option One Loan Warehouse Corporation), as Depositor

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:		By:

Name:		Name:

Title:		Title:

OPTION ONE MORTGAGE		WELLS FARGO BANK, NATIONAL
CORPORATION, as Loan Originator and as		ASSOCIATION, as Indenture Trustee
Servicer

By:		By:	/s/ Jacquelyn E. Kinbad

Name:		Name:	Jacquelyn E. Kinbad

Title:		Title:	Vice President

: OPTION ONE MORTGAGE CAPITAL		THE MAJORITY NOTEHOLDERS:
CORPORATION, as Loan Originator		CITIGROUP GLOBAL MARKETS REALTY CORP.

By:		By:

Name:		Name:

Title:		Title:

Signature Page to Amendment Seven to the Second Amended and Restated Sale and Servicing Agreement

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